Exhibit 99.1

DTE Energy reports third quarter accomplishments, investments and earnings; provides 2026 early outlook

•Executed 1.4 GW data center agreement creating significant affordability benefits for existing customers
•Continued substantial investment to improve reliability and transition to cleaner generation; on track to invest $4.4 billion into its utilities in 2025
•Invested nearly $3 billion in our utilities through the third quarter of 2025
•Supported vulnerable customers during extreme summer heat with $800,000 donation to United Way
•Published annual sustainability report

DETROIT, Oct. 30, 2025 — DTE Energy (NYSE: DTE) invested nearly $3 billion in its utilities through the third quarter of 2025 and remains on target to invest a total of $4.4 billion this year. These investments are focused on upgrading and modernizing the company’s electric and natural gas infrastructure and transitioning to cleaner power generation to provide its customers with energy that is safer, cleaner, more reliable and more affordable.

The company also reported third quarter earnings of $419 million or $2.01 per diluted share, compared with $477 million, or $2.30 per diluted share in 2024. Operating earnings for the third quarter 2025 were $468 million, or $2.25 per diluted share, compared with 2024 operating earnings of $460 million, or $2.22 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“Our dedicated team of nearly 10,000 employees has taken on the challenge of leading Michigan’s energy transformation, while keeping our electric bills and our natural gas rate lower than the national average for our customers,” said Joi Harris, DTE Energy’s president and CEO. “As we accelerate investments in cleaner energy and strengthen the safety and resiliency of our infrastructure, we are also generating enough reliable power to not only meet our customers’ immediate needs, but power Michigan’s future growth and prosperity.”
Harris added, “We remain heavily focused on keeping our customers’ bills as low as possible as we invest in our system. The data center agreement is a great step forward in executing our long-term strategy while also creating substantial affordability benefits for existing customers.”

Harris also noted the following accomplishments:

•Executed 1.4 GW data center agreement: The company recently finalized its first data center contract with a hyperscaler for 1.4 GW of load that will ramp up over the next two to three years. The new electricity demand will be supported with existing capacity and new energy storage investments which will be paid for by the data center. This data center growth will create substantial affordability benefits for existing customers as DTE sells excess generation, and contract terms will also ensure that the data center absorbs all new costs required to serve them.
•Invested nearly $3 billion in our utilities through the third quarter of 2025: So far this year, DTE has invested significantly to build the electric grid of the future; transitioning to smart grid technology, modernizing and rebuilding infrastructure and trimming trees. Customers are seeing the benefits, for example, DTE’s smart grid devices have prevented more than 17,500 outages throughout the company’s service territory through the first three quarters of 2025. Accelerating the deployment of these smart devices is a critical component to DTE’s investment plan and delivering on its commitment to reduce power outages by 30% and cut outage time in half by the end of 2029.

•Supported vulnerable customers during extreme summer heat with $800,000 donation to United Way: DTE Energy donated $800,000 to United Way for Southeastern Michigan to help residents in need across the state stay safe during Michigan’s extreme summer weather. The donation will provide relief to elderly, unemployed, underemployed, and disabled customers across Michigan who are struggling to pay their energy bills and have qualified for energy assistance in the current year.

•Published annual Sustainability Report: DTE published its 2024 Sustainability Report, highlighting its progress toward expanding renewable energy, reducing carbon emissions, improving business operations, maintaining affordable energy for its customers and developing a skilled workforce to build a cleaner, more resilient energy future for Michigan.

Outlook for 2025 and 2026

DTE Energy confirms 2025 operating EPS guidance of $7.09 - $7.23. DTE Energy also provided a 2026 operating EPS early outlook guidance range of $7.59 - $7.73.

“We continued our strong financial performance through the third quarter of 2025, enabling us to invest above our generated cash flows into Michigan’s energy infrastructure and deliver long-term value for the customers and communities we serve,” said David Ruud, DTE vice chairman and CFO.

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 8:30 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in number in the U.S. and Canada toll free is: (888) 510-2008. The telephone dial-in USA toll is: (646) 960-0306 and the Canada dial-in toll is: (289) 514-5035. The passcode is 4987588. The webcast will be archived on the DTE website at dteenergy.com/investors.

About DTE Energy DTE Energy (NYSE:DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.3 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers across Michigan. The DTE portfolio also includes energy businesses focused on custom energy solutions, renewable energy generation, and energy marketing and trading. DTE has continued to accelerate its carbon reduction goals to meet aggressive targets and is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy, emission reductions and economic progress. Information about

DTE is available at dteenergy.com, empoweringmichigan.com, x.com/DTE_Energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this release, DTE Energy discusses 2025 and 2026 operating earnings guidance. It is likely that certain items that impact the company's 2025 and 2026 reported results will be excluded from operating results. Reconciliations to the comparable 2025 and 2026 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any information contained in this document as a result of new information or future events or developments. Certain information presented herein includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to numerous assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in DTE Energy’s geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

For more information, members of the media may contact:
Dan Miner, DTE Energy: 313.235.5555

For further information, analysts may call:
Matt Krupinski, DTE Energy: 313.235.6649
John Dermody, DTE Energy: 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric segment	$506	$47	A	$(12)		$541	$437	$—		$—	$437

DTE Gas segment	(38)	—		—		(38)	(13)	—		—	(13)

Non-utility operations
DTE Vantage segment	33	8	B	—		41	33	—		—	33

Energy Trading segment	33	(14)	C	4		23	42	(22)	C	5	25

Non-utility operations	66	(6)		4		64	75	(22)		5	58

Corporate and Other	(115)	—		16	D	(99)	(22)	—		—	(22)

Net Income Attributable to DTE Energy Company	$419	$41		$8		$468	$477	$(22)		$5	$460

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Revision in Asset retirement obligations associated with the License Termination Plan for the final decommissioning of Fermi 1 — recorded in Operating Expenses — Assets (gains) losses and impairments, net

B) Estimated litigation outcome regarding EES Coke Battery — recorded in Operating Expenses — Operation and maintenance
C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility

D) Adjustment to Income Tax Expense due to the One Big Beautiful Bill Act and its impact to the charitable contribution valuation allowance

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended September 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric segment	$2.44	$0.22	A	$(0.06)		$2.60	$2.11	$—		$—	$2.11

DTE Gas segment	(0.18)	—		—		(0.18)	(0.06)	—		—	(0.06)

Non-utility operations
DTE Vantage segment	0.16	0.03	B	—		0.19	0.15	—		—	0.15

Energy Trading segment	0.14	(0.04)	C	0.01		0.11	0.20	(0.11)	C	0.03	0.12

Non-utility operations	0.30	(0.01)		0.01		0.30	0.35	(0.11)		0.03	0.27

Corporate and Other	(0.55)	—		0.08	D	(0.47)	(0.10)	—		—	(0.10)

Net Income Attributable to DTE Energy Company	$2.01	$0.21		$0.03		$2.25	$2.30	$(0.11)		$0.03	$2.22

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric segment	$947	$33	A	$(9)		1,006	$886	$32	G	$(8)	$910
		47	B	(12)

DTE Gas segment	174	—		—		174	153	8	G	(2)	159

Non-utility operations
DTE Vantage segment	103	8	C	—		111	74	(25)	H	6	55

Energy Trading segment	84	(4)	D	1	D	81	82	(27)	D	6	61

Non-utility operations	187	4		1		192	156	(52)		12	116

Corporate and Other	(215)	—		14	E	(185)	(83)	—		—	(83)
		—		16	F

Net Income Attributable to DTE Energy Company	$1,093	$84		$10		$1,187	$1,112	$(12)		$2	$1,102

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) MPSC disallowance of power supply costs previously recorded — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions
B) Revision in Asset retirement obligations associated with the License Termination Plan for the final decommissioning of Fermi 1 — records in Operating Expenses — Asset (gains) losses and impairments, net

C) Estimated litigation outcome regarding EES Coke Battery — recorded in Operating Expenses — Operation and maintenance
D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility

E) Adjustment to Income Tax Expense due to a tax law change in Illinois
F) Adjustments to Income Tax Expense due to the One Big Beautiful Bill Act and its impact to the charitable contribution valuation allowance
G) One-time costs resulting from the voluntary separation incentive program — recorded in Operating Expenses — Operation and maintenance
H) Gain on sale of equity investment — recorded in Other (Income) and Deductions

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Nine Months Ended September 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric segment	$4.56	$0.16	A	$(0.04)		$4.84	$4.28	$0.15	G	$(0.04)	$4.39
		0.22	B	(0.06)

DTE Gas segment	0.84	—		—		0.84	0.74	0.04	G	(0.01)	0.77

Non-utility operations
DTE Vantage segment	0.50	0.03	C	—		0.53	0.35	(0.11)	H	0.03	0.27

Energy Trading segment	0.40	(0.01)	D	—	D	0.39	0.39	(0.13)	D	0.03	0.29

Non-utility operations	0.90	0.02		—		0.92	0.74	(0.24)		0.06	0.56

Corporate and Other	(1.04)	—		0.07	E	(0.89)	(0.40)	—		—	(0.40)
		—		0.08	F

Net Income Attributable to DTE Energy Company	$5.26	$0.40		$0.05		$5.71	$5.36	$(0.05)		$0.01	$5.32

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page